FIRST AMENDMENT TO EMPLOYMENT CONTRACT


     This Agreement is made and is effective this 18th day of August, 1999, and amends an Employment Contract between FIRST NORTHERN BANK & TRUST n/k/a NORTH COUNTRY
BANK & TRUST (the "Bank"), FIRST MANISTIQUE CORPORATION n/k/a NORTH COUNTRY FINANCIAL CORPORATION (the
"Company") and SHERRY LITTLEJOHN ("Littlejohn") dated
May 22, 1996.

                        RECITAL

     The parties wish to amend the Employment Contract in certain respects as described in this First
Amendment. Accordingly, the Boards of Directors of the Bank and the Company have approved this First Amendment and authorized its execution and delivery on behalf of the Bank and the Company.

                       AGREEMENT

     1. Section 7(d) of the Employment Contract is amended to add at the end thereof the following:

          "For purposes of this Section 7(d), any good faith determination by Littlejohn that there is Good Reason shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a voluntary termination of employment by Littlejohn for any reason or no reason during the ninety (90) day period commencing on the date six (6) months after the Change in Control shall be deemed to be a termination for Good Reason for purposes of this Agreement."

     2.  Except as amended hereby, the Employment
Contract is ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties have executed this Amendment Agreement, effective as of the day first written above.

                            NORTH COUNTRY BANK & TRUST


                            By:  /s/  Ronald G. Ford
                               ----------------------------------------
                            Its:  Chairman and Chief Executive Officer



                            NORTH COUNTRY FINANCIAL CORPORATION


                            By:  /s/  Ronald G. Ford
                               ----------------------------------------
                            Its:  Chairman and Chief Executive Officer



                              /s/  Sherry Littlejohn
                             ------------------------------------------
                             Sherry Littlejohn